SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 7, 2005
                              -------------------
                    THE CONNECTICUT LIGHT AND POWER COMPANY
                             --------------------
            (Exact name of registrant as specified in its charter)


            CONNECTICUT             0-11419        06-0303850
      --------------------      --------------    --------------
(State or other jurisdiction     (Commission     (I.R.S. Employer
       of organization          File Number)    incorporation or
                                                Identification No.)

                               107 SELDEN STREET
                 BERLIN,       CONNECTICUT          06037-1616
       -----------------------------------------------------------------
             (Address of principal executive offices)  (Zip Code)

                                (860) 665-5500
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 7  -   Regulation FD

Item 7.01      Regulation FD Disclosure

               On April 7, 2005, the Connecticut Siting Council approved The Connecticut Light and Power Company ("CL&P") and The United
Illuminating Company ("UI") 69-mile, 345 kV Middletown to Norwalk transmission project. A copy of the joint CL&P/UI news release related to the decision is attached as Exhibit 99 and is incorporated herein.

Section 9  -   Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

               (c)   Exhibits

                     Exhibit       Description
                     Exhibit 99    Joint CL&P/UI News Release dated
                                   April 7, 2005.

                         [SIGNATURE PAGE TO FOLLOW]

                                   SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        THE CONNECTICUT LIGHT AND POWER COMPANY
                            (Registrant)


                        By:  /s/ Randy A. Shoop
                             Name:  Randy A. Shoop
                             Title: Vice President and Treasurer



Date:  April 8, 2005